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                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:    January 26, 1999
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United Community Financial Corp.
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(Exact name of registrant as specified in its charter)

Ohio                                 0-24399                  34-1856319
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(State or other jurisdiction       (Commission             (IRS Employer of
      incorporation        )        File Number)        Identification Number)


275 Federal Plaza West
Youngstown, Ohio                                                  44503-1203
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (330) 742-0500
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                        Not Applicable
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(Former name or former address, if changes since last report.)